Exhibit 10.2

                  SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT, (the, "Agreement"), dated as of the date of acceptance set forth below, is entered into by and among FLEXXTECH CORPORATION, a Nevada corporation, with headquarters located at 5777 W. Century Boulevard, Suite 767, Los Angeles, California 94010 (the "Company"), and each entity named on the signature page hereto and permitted assigns (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements (as defined below).

                       W I T N E S S E T H:

      WHEREAS, the Company and the Buyers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

      WHEREAS, the Buyers wish to purchase, upon the terms and subject to the conditions of this Agreement, a minimum of $300,000.00 and a maximum of original principal amount of $500,000.00 of debentures of the Company (the "Debentures"), which will be convertible into shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Debentures, and subject to acceptance of this Agreement by the Company;

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    AGREEMENT TO PURCHASE; PURCHASE PRICE.

      a.    Purchase.

      (i) The undersigned Buyers hereby, severally and not jointly, agree to purchase from the Company Debentures in the principal amount of not less than $300,000.00 and not more than $500,000.00, each such Debenture having the terms and conditions and being in the form attached hereto as Exhibit B.

      (ii) Subject to the terms and conditions of this Agreement and the other Transaction Agreements (as defined below), the Buyers will purchase the Debentures at a closing (the "Closing") held on the Closing Date (as defined below).

      (iii) The purchase price to be paid by each Buyer shall equal the face amount of the Debentures, as the case may be, being purchased on the Closing Date (as defined below)

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by such Buyer as set forth on the signature page to this Agreement, and shall be payable in United States Dollars.

      b.    Certain Definitions.    As used herein, each of the following
terms has the meaning set forth below, unless the context otherwise requires:

      (i) "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

      (ii) "Certificates" means the relevant Debentures duly executed on behalf of the Company and issued in the name of the respective Buyer.

      (iii)    "Closing Date" means the date of the Closing.

      (iv) "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Debentures.

      (v)    "Debentures" means all or any portion of the Debentures.

      (vi) "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights Agreement defined below) for the Debentures issued on the Closing Date.

      (vii) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

      (viii)    "Purchase Price" means the purchase price for the Debentures.

      (ix) "Schedules" means the disclosure schedules attached hereto as Exhibit "A".

      (x) Securities" means the Debentures and the Common Stock issuable upon conversion of the Debentures.

      (xi) "Shares" means the shares of Common Stock representing any or all of the Conversion Shares.

       c.    Form of Payment; Delivery of Certificates.

      (i) Each Buyer shall pay the Purchase Price to be paid by such Buyer for the relevant Debentures by delivering immediately available good funds in United States Dollars to the Company at the Closing on the Closing Date, subject to the payment of fees and expenses as provided in Section 12(a) and 12(b).

      (ii) No later than the Closing Date, but in any event promptly following payment by each Buyer to the Company of the Purchase Price to be paid by such Buyer, the Company shall deliver the relevant Certificates to such Buyer.

      d. Method of Payment. Payment to the Company of the Purchase Price shall be made at the Closing by wire transfer of funds to:

         Beneficiary Account Name:

                                  NORTH TEXAS CIRCUIT BOARD CO., INC.
                                  1501 W. Shady Grove Road
                                  Grand Prairie, Texas 75050


         Beneficiary Account No.: 867713
         ABA/Transit No:          111901234
         Beneficiary Bank:        Legacy Bank of Texas
         With notice to:          Steve Young


      2. BUYERS REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

      Each Buyer, severally and not jointly, represents and warrants to, and covenants and agrees with, the Company as follows:

      a. Without limiting any Buyer's right to sell the Common Stock pursuant to the Registration Statement, each Buyer is purchasing the Debentures and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

      b. Each Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

      c. All subsequent offers and sales of the Debentures and the Shares by each Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration and will comply with applicable states' securities laws.

      d. Each Buyer understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyers set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyers to acquire the Debentures.

      e. Each Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the offer of the Shares which have been requested by the Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, each Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, (2) Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2001 (the "Company's SEC Documents") and (3) all other filings made by the Company under the Securities Exchange Act of 1934 (the "Company's SEC Documents.").

      f. Each Buyer understands that its investment in the Securities involves a high degree of risk.

      g. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

      h. Each Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This Agreement and the Transaction Agreements have been duly and validly authorized, executed and delivered on behalf of the Buyer and create a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

      i. Such Buyer has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

      j. The state in which any offer to purchase shares hereunder was made to or accepted by such Buyer in the state shown as the Buyer's address on
Schedule I hereto.

      k. Each Buyer was not formed for the purpose of investing solely in the Securities which may be acquired hereunder.

      l. Each Buyer is able to bear the complete loss of such Buyer's investment in the Securities.

      m. Each Buyer's execution, delivery and performance under this Agreement will not breach the provisions of any agreement to which the Buyer is a party.

      3.    COMPANY REPRESENTATIONS, ETC.   The Company represents and
warrants to the Buyers that, except as disclosed in the Schedules:

      a.  Concerning the Debentures and the Shares.   There are no preemptive
rights of any stockholder of the Company to acquire the Debentures or the Shares.

      b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has registered its Common Stock pursuant to
Section 12 of the 1934 Act, and the Common Stock is listed and traded on the OTC Bulletin Board Market of the National Association of Securities Dealers, Inc. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

      c. Authorized Shares. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 15,194,862 shares are issued and outstanding as of the date of this Agreement. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares. The Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. At all times, the Issuer shall keep available Common Stock duly authorized for issuance against the Debentures.

      d. Securities Purchase Agreement; Registration Rights Agreement. This Agreement and the Registration Rights Agreement, between the Company and the Buyers, substantially in the form of Exhibit C annexed hereto (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company. Each of this Agreement, the Debentures and the Registration Rights Agreement, when executed and delivered by the Company, are and will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

      e. Non-contravention. The execution and delivery of this Agreement, the Debenture and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this

Agreement, the Registration Rights Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) to its actual knowledge, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock, except as herein set forth, (iii) to its actual knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or
(iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a Material Adverse Effect.

      f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyers as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained, or such authorizations, approvals and consents, the failure of which to obtain would not have a Material Adverse Effect.

      g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since December 31, 2000 timely filed all requisite forms, reports and exhibits thereto with the SEC.

      h. Absence of Certain Changes. Since December 31, 2000, there has been no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since December 31, 2000, except as provided in the Company's SEC Documents, neither the Company nor any of its subsidiaries has (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business;
(vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

      i. Full Disclosure. There is no fact actually known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyers that (i) would reasonably be expected to have a Material Adverse Effect, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the "Transaction Agreements"), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyers in the Transaction Agreements.

      j. Absence of Litigation. Except as set forth in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company and its subsidiaries taken as a whole to perform its obligations under, any of the Transaction Agreements.

      k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company or any of its subsidiaries is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

      l. Prior Issues. Except as set forth in the Company's SEC Documents, during the twelve (12) months preceding the date hereof, the Company has not issued any convertible securities or any shares of Common Stock that was not disclosed in the SEC Documents.

      m. No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since December 31, 1999, and which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

      n. No Default. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

      o. No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since December 31, 2000, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

      p. Dilution. The number of Shares issuable upon conversion of the Debentures may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the market price of the Common Stock declines prior to the conversion of the Debentures. The Company's executive officers and directors have studied and fully understand the nature of the securities being sold hereby and recognize that they have a potential dilutive effect and further that the conversion of the Debenture and/or sale of the Conversion Shares may have an adverse effect on the market price of the Common Stock. The board of directors of the Company has concluded, in its business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Debentures is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

      4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

      a. Transfer Restrictions. The Buyers acknowledge that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyers shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; (3) the Buyers may not sell or transfer the Debentures unless the amount sold or transferred exceeds twenty percent (20%) of the Debentures; and (4) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

      b. Restrictive Legend. The Buyers acknowledge and agree that the Debentures, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

           THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED
           FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

      c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

      d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyers required under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to promptly provide a copy thereof to the Buyers after written request.

      e. Reporting Status. So long as the any of the Buyers beneficially own any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Except as otherwise set forth in this Agreement and the Transaction Agreements, the Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on the OTC Bulletin Board Market of the National Association of Securities Dealers, Inc. and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD").

      f.  Use of Proceeds.   The Company will use the proceeds from the sale
of the Debentures (excluding amounts paid by the Company for legal fees in connection with the sale of the Debentures) for internal working capital purposes.

      g. Certain Agreements. The Company covenants and agrees that it will not, without the prior written consent of the Buyers, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock (collectively, "New Common Stock") with any third party pursuant to a transaction which in any manner permits the sale of the New Common Stock on any date which is earlier than ninety (90) days from the last day of the calendar month in which the Effective Date occurs. The limitations described in this section shall not apply to (w) any underwritten offering of securities made pursuant to a written underwriting agreement with a nationally- or regionally-recognized investment bank, (x) any issuance of securities or assumption of debt made in connection with a merger, acquisition of or purchase of the assets of another entity where the purpose of such issuance is not to raise equity capital, or (y) any issuance of warrants made to a bank or other commercial lending institution in connection with a loan made to the Company by such bank or institution.

      h. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield two hundred percent (200%) of the number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyers pursuant to the terms and conditions of the Debentures which have been issued and not yet converted. If at any time, the Company does not have available an amount of authorized and non-issued Shares necessary to satisfy full Conversion of the then outstanding amount of the Debentures, the Company shall call and hold a special meeting within 30 days of such occurrence, for the sole purpose of increasing the number of shares authorized. Management of the Company shall recommend to shareholders to vote in favor of increasing the number of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of Common Stock authorized.

      i. Reimbursement. If (i) any Buyer, other than by reason of its gross negligence, willful misconduct or breach of law or this Agreement, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, or (ii) any Buyer, other than by reason of its gross negligence, willful misconduct or breach of law, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Agreements, or if such Buyer is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company will reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Buyers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Buyers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Buyers and any such Affiliate and any such Person. Except as otherwise set forth in the Transaction Agreements, the Company also agrees that neither any Buyer nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Agreements except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Buyer or from a breach of the representations, covenants and conditions contained herein or from a breach of law.

      5.    TRANSFER AGENT INSTRUCTIONS.

      a. Promptly following the purchase by the Buyers of the Debentures in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the respective Buyer or its permitted assigns and in such denominations to be specified by such Buyer in connection with each conversion of the Debentures. The Company warrants that if the Buyer is not in breach of the representations and warranties contained in this Agreement, no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyers' obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If any Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by such Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares or the Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

      b. (i) The Company will permit the Buyers to exercise their rights to convert the Debentures by telecopying or delivering an executed and completed Notice of Conversion to the Company and delivering, within five (5) business days thereafter, the original Debentures being converted to the Company by express courier, with a copy to the transfer agent.

         (ii)the term "Conversion Date" means, with respect to any conversion elected by the holder of the Debentures, the date specified in the Notice of Conversion, provided the copy of the Notice of Conversion is given either via mail or facsimile to or otherwise delivered to the Company in accordance with the provisions hereof so that it is received by the Company on or before such specified date.

        (iii)The Company will transmit the certificates representing the Converted Shares issuable upon conversion of any Debentures (together, unless otherwise instructed by the Buyer, with Debentures not being so converted) to the Buyer at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11 hereof or a different address) via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States (such fifth business day or seventh business day, as the case may be, the "Delivery Date") after (A) the business day on which the Company has received both of the Notice of Conversion (by facsimile or other delivery) and the original Debentures being converted (and if the same are not delivered to the Company on the same date, the date of delivery of the second of such items) or (B) the date an interest payment on the Debenture, which the Company has elected to pay by the issuance of Common Stock, as contemplated by the Debentures, was due.

      c. From and after the date on which the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the failure to issue unrestricted, freely tradable Shares to the Buyers upon Conversion shall be considered an Event of Default, which if not cured after ten (10) days prior written notice, shall entitle the Buyers to accelerate full repayment of the Debentures then outstanding. The Company acknowledges that the failure to honor a Notice of Conversion shall cause definable financial hardship on the Buyers.

      d. The Company will authorize its transfer agent to give information to a Buyer or such Buyer's representative relating to the transfer of the Company's shares of Common Stock to the Buyer, upon the reasonable request of the Buyer or any such representative. The Company will provide such Buyer with a copy of the authorization so given to the transfer agent.

      e. Each Buyer shall be entitled to exercise its conversion privilege with respect to the Debentures notwithstanding the commencement of any case under 11 U.S.C. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. 362 in respect of such Buyer's conversion privilege. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. 362 in respect of the conversion of the Debentures. The Company agrees, without cost or expense to such Buyer, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. 362.

      6.    CLOSING DATE.

      a. The Closing Date shall occur on the date which is the first trading day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

      b. The Closing of the purchase and issuance of Debentures shall occur on the Closing Date at the offices of McGuireWoods LLP, 9 West 57th Street, Suite 1620, New York, NY and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyers.

      7.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      Each Buyer understands that the Company's obligation to sell the Debentures to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:

      a. The execution and delivery of this Agreement by those Buyers who are purchasing, in the aggregate, at least $300,000.00 in principal amount of Debentures;

      b. Delivery by the Buyers to the Company of good funds as payment in full of an amount equal to the Purchase Price for the Debentures in accordance with this Agreement;

      c. The accuracy on the Closing Date of the representations and warranties of the Buyers contained in this Agreement, each as if made on such date, and the performance by the Buyers on or before such date of all covenants and agreements of the Buyers required to be performed on or before such date; and

      d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

      8.    CONDITIONS TO THE BUYERS' OBLIGATION TO PURCHASE.

      The Company understands that the Buyers' obligation to purchase the Debentures on the Closing Date is conditioned upon:

      a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

      b. Delivery by the Company to the Escrow Agent of the Certificates in accordance with this Agreement;

      c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

      d. On the Closing Date, the Buyers shall have received an opinion of counsel for the Company, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyers, substantially to the effect set forth in Exhibit D annexed hereto;

      e. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

      f. From and after the date hereof to and including the Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ/National Market

System shall not have been suspended or limited, nor shall minimum prices been established for securities traded on The NASDAQ/National Market System, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyers makes it impracticable or inadvisable to purchase the Debentures.

      9.    GOVERNING LAW:  MISCELLANEOUS.

      a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyers for any reasonable legal fees and disbursements incurred by the Buyers in enforcement of or protection of any of its rights under any of the Transaction Agreements.

      b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

      d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

      e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

      f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

      g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      i. This Agreement may be amended only by the written consent of a majority in interest of the holders of the Debentures and an instrument in writing signed by the Company.

      j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

      10. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

      (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

      (b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

      (c) the third business day after mailing by next-day express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:         FLEXXTECH CORPORATION
                 5777 W. Century Boulevard, Suite 767
                 Los Angeles, California 94010
                 ATTN:  Greg Mardock
                 Telephone No.: (310) 342-0794
                 Telecopier No.: (310) 342-0791


with a copy to:  Bell, Nunnally & Martin LLP
                 3232 McKinney Avenue
                 Suite 1400
                 Dallas, TX  75204-2429
                 ATTN:  William E. Swart, Esq.
                 Telephone No.: (214) 740-1400
                 Telecopier No.: (214) 740-1499


BUYERS: At the address set forth on the signature page of this Agreement.

with copies to:  Mr. Hunter Singer
                 c/o May Davis Group, Inc.
                 c/o National Securities
                 28th Floor
                 120 Broadway
                 New York, NY 10272

                 and

                 William A. Newman, Esq.
                 c/o McGuireWoods LLP
                 9 West 57th Street, Suite 1620
                 New York, New York 10019
                 Telephone No.: (212) 548-2160
                 Telecopier No.: (212) 548-2150


      11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyers' representations and warranties herein shall survive for a period of twelve (12) months after the execution and delivery of this Agreement and shall inure to the benefit of the Buyers and the Company and their respective successors and assigns.

      12.    FEES; EXPENSES.

      a. At the Closing May Davis Group, Inc. shall receive cash compensation equal to 8% of the principal amount of the Debentures purchased by the Buyers under this Agreement and the Company shall issue to such persons as May Davis Group, Inc. shall designate one or more warrants to purchase shares of the Common Stock at the rate of 80 shares for each $100.00 principal amount of the Debentures purchased by the Buyers under this Agreement. The cash fees may be deducted from the proceeds of the sale of the Debentures.

      b. At the Closing, the Company shall pay McGuireWoods LLP the sum of $15,000 for legal fees and expenses incurred in the transaction consummated hereunder, which fees may be deducted from the proceeds of the sale of the Debentures.

      IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyers and the Company as of the date set forth below.
Date:    as of August _____, 2001

COMPANY:


FLEXXTECH CORPORATION


By:

Title:


BUYERS:

Name of Buyer:                         Name of Buyer:
By:                                    By:
   (Signature of Authorized Person)       (Signature of Authorized Person)

Printed Name and Title                 Printed Name and Title
Address:                               Address:
Telephone:                             Telephone:
Facsimile:                             Facsimile:
Jurisdiction of Incorporation:         Jurisdiction of Incorporation:
Principal Amount of Debentures         Principal Amount of Debentures
to be Purchased:                       to be Purchased:


Name of Buyer:                         Name of Buyer:
By:                                    By:
   (Signature of Authorized Person)       (Signature of Authorized Person)

Printed Name and Title                 Printed Name and Title
Address:                               Address:
Telephone:                             Telephone:
Facsimile:                             Facsimile:
Jurisdiction of Incorporation:         Jurisdiction of Incorporation:
Principal Amount of Debentures         Principal Amount of Debentures
 to be Purchased:                      to be Purchased:

Name of Buyer:                         Name of Buyer:
By:                                    By:
   (Signature of Authorized Person)       (Signature of Authorized Person)

Printed Name and Title                 Printed Name and Title
Address:                               Address:
Telephone:                             Telephone:
Facsimile:                             Facsimile:
Jurisdiction of Incorporation:         Jurisdiction of Incorporation:
Principal Amount of Debentures         Principal Amount of Debentures
 to be Purchased:                      to be Purchased:


Name of Buyer:                         Name of Buyer:
By:                                    By:
   (Signature of Authorized Person)       (Signature of Authorized Person)

Printed Name and Title                 Printed Name and Title
Address:                               Address:
Telephone:                             Telephone:
Facsimile:                             Facsimile:
Jurisdiction of Incorporation:         Jurisdiction of Incorporation:
Principal Amount of Debentures         Principal Amount of Debentures
 to be Purchased:                      to be Purchased:

Schedule I     SCHEDULE OF BUYERS
Exhibit A    DISCLOSURE SCHEDULES
Exhibit B    FORM OF DEBENTURE
Exhibit C    REGISTRATION RIGHTS AGREEMENT
Exhibit D    OPINION OF COUNSEL

                                                                    Exhibit B
                                                            to the Securities
                                                           Purchase Agreement

                        FORM OF DEBENTURE

          NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION REQUIREMENTS THEREOF OR EXEMPTION THEREFROM.


No.______                                                        $___________

                      FLEXXTECH CORPORATION

            CONVERTIBLE DEBENTURE DUE AUGUST 13, 2003

      FOR VALUE RECEIVED, FLEXXTECH CORPORATION, a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby promises to pay to ___________________, a __________________, having its address at ______________________ or its assigns (the "Holder"), the principal sum of ________ and 00/100 Dollars ($____________) on August ___, 2003 (the
"Maturity Date") and to pay simple interest on the principal sum outstanding from time to time in arrears (i) upon conversion as provided herein or (ii) on the Maturity Date, at the rate of 6% per annum. Interest shall commence to accrue on this Debenture on the first such business day to occur after the date hereof and shall continue on a daily basis until payment in full of the principal sum has been made or duly provided for or until the full outstanding amount of this Debenture has been converted in accordance with the provisions hereof.

      This Debenture is the Debenture referred to in the Securities Purchase Agreement (the "Securities Purchase Agreement") dated August 14, 2001, between the Company and the Holder, is subject to the provisions of the Securities Purchase Agreement and further is subject to the following additional provisions:

      1. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

       2. A. The Holder is entitled to, at any time or from time to time, convert the Conversion Amount into shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), at a conversion price for each share of Common Stock (the "Conversion Price") equal to the lower of (x) 120% of the closing bid price per share (as reported by Bloomberg, LP) on the Closing Date, and (y) 80% of the lowest closing bid price per share (as reported by Bloomberg, LP) of the Company's Common Stock for the five (5) Trading Days immediately preceding the date of conversion. The Conversion Price will be adjusted as provided in Section 6.

            B. For purposes of this Debenture, the following terms have the meanings indicated below:

            (i) "Conversion Amount" shall mean the sum of (A) all or any portion of the outstanding principal amount of this Debenture, as designated by the Holder upon exercise of its right of conversion and (B) all interest that has accrued on the portion of the principal amount that has been designated for payment pursuant to (A).

            (ii) "Market Price of the Common Stock" means (x) the closing bid price of the Common Stock for the period indicated in the relevant provision hereof (unless a different relevant period is specified in the relevant provision), as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange, as reported in The Wall Street Journal.

            (iii) "Trading Day" shall mean any day on which the New York Stock Exchange is open for business.

            C. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company's transfer agent, Pacific Stock Transfer Co. located at 5844 South Pecos, Suite D, Las Vegas, Nevada 89120, accompanied by or preceded by facsimile or other delivery to the Company of the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Company receives by fax or by mail the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company; provided that the Holder shall deliver to the Company's transfer agent or the Company the original Debentures being converted within five (5) business days thereafter (and if not so delivered within such time, the Conversion Date shall be the date on which the later of the Notice of Conversion and the original Debentures being converted is received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (310) 342-0791
ATTN: Corporate Secretary. Except as otherwise provided, certificates representing Common Stock upon conversion will be delivered within five (5) business days from the date of delivery of the Notice of Conversion.

      3. Unless demand has otherwise been made in writing for payment in cash by the Holder, any Debentures not previously received for conversion as of the Maturity Date shall be deemed to have been surrendered for conversion, without further action of any kind by the Company or any of its agents, employees or representatives, as of the Maturity Date at the Conversion Price applicable on the Maturity Date ("Mandatory Conversion").

      4. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to Convert this Debenture into Common Stock, at the time, place, and rate herein prescribed. This Debenture is a direct obligation of the Company.

     5. If the Company (a) merges or consolidates with another corporation or after business entity and the Company is not the surviving entity or (b) sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee will agree that this Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any (i) proposed merger or consolidation where the Company is not the surviving entity or (ii) sale or transfer of all or substantially all of the assets of the Company (in either such case, a "Sale"), the Holder shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company.

      6. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock or otherwise recapitalizes its Common Stock, the Conversion Price shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such split, the Conversion Price shall be deemed to be one-half of what it had been calculated to be immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such reverse split, the Conversion Price shall be deemed to be the amount of such Conversion Price calculated immediately prior to the record date multiplied by 10; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such dividend, the Conversion Price shall be deemed to be the amount of such Conversion Price calculated immediately prior to such record date multiplied by a fraction, of which the numerator is the number of shares
(10) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11).

      7. All payments contemplated hereby to be made "in cash" shall be made by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder to an account designated by the Holder to the Company and if the Holder has not designated any such accounts at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time; except that the Holder may designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

      8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except in compliance with the terms of the Securities Purchase Agreement and the Registration Rights Agreement and under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

      9. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Debenture or the Securities Purchase Agreement.

       10.      The following shall constitute an "Event of Default":

            a. The Company fails in the payment of principal or interest on this Debenture as required hereunder and the same shall continue for a period of three (3) days; or

            b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement, dated August 14, 2001 between the Company and the Investors therein (the "Registration Rights Agreement"), or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

            c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days after written notice from the Holder of such failure; or

            d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Debenture and, except the case of Section 5, such failure shall continue uncured for a period of thirty (30) days after written notice from the holder of such failure. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Securities Purchase Agreement or the Registration Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

            e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

            g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

            h. Any final money judgment, writ or warrant of attachment, or similar process, not subject to appeal, in excess of One-Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

            i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty
(60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

            j. The Company shall have its Common Stock suspended or delisted from an exchange for a period in excess of five (5) trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by a majority in interest of the Holders of the Debentures (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of a majority in interest of the Holders and in the discretion of a majority in interest of the Holders, the Holder may at its option and discretion declare this Debenture, together with all accrued and unpaid interest herein, to be immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and a majority in interest of the Holders may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

      11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

      12. This Debenture may be amended only by the written consent of the parties hereto.

      13. No waivers or consents in regard to any provision of this Debenture may be given other than by an instrument in writing signed by the Holder.
      IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by an officer thereunto duly authorized.


Dated: August ___, 2001              FLEXXTECH CORPORATION

                                By:______________________________________

                                 ________________________________________
                                (Print Name)
                                 _________________________________________
                                (Title)

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                            EXHIBIT A
                       NOTICE OF CONVERSION


(To be Executed by the Registered Holder in order to Convert the Debenture) The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of FLEXXTECH CORPORATION (the "Company") according to the conditions hereof, as of the date written below.


Conversion Date*
_____________________________________________________________________________

Applicable Conversion Price
_____________________________________________________________________________

Signature

_____________________________________________________________________________
                      [Name]

Address:
        _____________________________________________________________________


* This original Debenture must be received by the Company or its transfer agent by the fifth business date following the Conversion Date.